The Company and key events	6 Months Ended
Jun. 30, 2023
Company Information [Abstract]
The Company and key events	The Company and key eventsThe company
Innate Pharma SA (the “Company” and, with its subsidiary, referred to as the “Group”), is a global, clinical-stage biotechnology company developing immunotherapies for cancer patients. Its innovative approach aims to harness the innate immune system through therapeutic antibodies and its ANKET® (Antibody-based NK cell Engager Therapeutics) proprietary platform. Innate’s portfolio includes lead proprietary program lacutamab, developed in advanced form of cutaneous T cell lymphomas and peripheral T cell lymphomas, monalizumab developed with AstraZeneca in non small cell lung cancer, as well as ANKET® multi-specific NK cell engagers to address multiple tumor types. The Company has developed, internally and through its business development strategy, a broad and diversified portfolio including six clinical drug candidates and a robust preclinical pipeline. Innate has entered into collaborations with leaders in the biopharmaceutical industry, such as AstraZeneca and Sanofi. Innate Pharma believes its drug candidates and clinical development approach are differentiated from current immuno-oncology therapies and have the potential to significantly improve the clinical outcome for patients with cancer.
Since its creation, the Company has suffered losses due to its research and development ("R&D") activities. The first half of 2023 generated a net income of 1,718 thousand euros. As of June 30, 2023, shareholders' equity amounted to 57,863 thousand euros. Subject to receiving new milestone payments related to its collaboration agreements, the Company expects to incur additional losses until, if necessary, it can generate significant revenues from its drug candidates in development.
The Company’s future operations are highly dependent on a combination of factors, including: (i) the success of its R&D; (ii) regulatory approval and market acceptance of the Company’s future drug candidates; (iii) the timely and successful completion of additional financing; and (iv) the development of competitive therapies by other biotechnology and pharmaceutical companies. As a result, the Company is and should continue, in the short to mid-term, to be financed through partnership agreements for the development and commercialization of its drug candidates and through the issuance of new equity instruments.
The activity of the Company is not subject to seasonal effects.
As of June 30, 2023, the Company had one wholly owned subsidiary: Innate Pharma, Inc., incorporated under the laws of Delaware in 2009.
Innate Pharma is based in Marseille, France and listed on Euronext Paris and Nasdaq in the U.S., and had 191 employees as of June 30, 2023.
Key events for the six-month period ended June 30, 2023•On January 25, 2023, the Company announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act with respect to the expansion of its collaboration with Sanofi. As a reminder, On December 19, 2022, the Company announced that it had entered into a research collaboration and license agreement with Genzyme Corporation, a wholly-owned subsidiary of Sanofi (“Sanofi”) pursuant to which the Company granted Sanofi an exclusive license on the Innate Pharma's B7-H3 ANKET® program and options on two additional targets.Once selected, Sanofi will be responsible for all development, manufacturing and marketing. The closing of the transaction was subject to the authorization of the American authorities in accordance with the Hart Scott Rodino Act of 1976. This authorization was obtained on January 24, 2023, the date on which the collaboration was effective. Under the terms of the collaboration and research license agreement, the Company is eligible from the effective date of the agreement for an initial payment of €25.0 million. This amount was collected by the Company in March 2023.
•On April 3, 2023, the Company announced the signing of an exclusive license agreement with Takeda under which the Company grants Takeda exclusive worldwide rights to research and develop antibody drug conjugates (ADC) using a panel of selected Innate antibodies against an undisclosed target, with a primary focus in Celiac disease. Takeda will be responsible for the future development, manufacture and commercialization of any potential products developed using the licensed antibodies. Under the terms of the license agreement, the Company will receive a $5.0 million upfront payment and is eligible to receive up to $410.0 million in future development, regulatory and commercial milestones if all milestones are achieved during the term of the agreement, plus royalties on potential net sales of any commercial product resulting from the license. The $5.0 million upfront payment was received by the Company on May 15, 2023 for an amount of €4.6 million.
•On April 26, 2023, the Company announced that it has filed a prospectus supplement with the Securities and Exchange Commission (“SEC”) relating to a new At-The-Market (“ATM”) program. Pursuant to this program, the Company may offer and sell to eligible investors a total gross amount of up to $75 million of American Depositary Shares (“ADS”), each ADS representing one ordinary share of Innate, from time to time in sales deemed to be an “at the market offering” pursuant to the terms of a sales agreement with Jefferies LLC (“Jefferies”), acting as sales agent. The timing of any sales will depend on a variety of factors. The ATM program is presently intended to be effective unless terminated in accordance with the sales agreement or the maximum amount of the program has been reached. In connection with the establishment of a new ATM program, the Company has terminated the sales agreement, dated as of May 3, 2022, relating to its previous ATM program, effective as of April 19, 2023. The Company currently intends to use the net proceeds, if any, of sales of ADSs issued under the program to fund the research and development of its drug candidates and for working capital and general corporate purposes.
•On June 26, 2023, the Company announced the first patient was dosing in MATISSE Phase 2 trial conducted by the Company in collaboration with AstraZeneca and evaluating IPH5201 in early stage lung cancer. This event triggered an additionnal payment of €2.0 million due to Orega in line with the agreement signed in 2019. As a reminder, in 2022, the Company received a $5.0 million upfront payment from AstraZeneca following the decision to advance IPH5201 into a phase 2 trial.
•On July 11, 2023, the Company announced that the first patient was dosed, on June 7, 2023, in a Sanofi-sponsored Phase 1/2 clinical trial, evaluating IPH6401/SAR’514 in relapsed or refractory Multiple Myeloma. Under the terms of the license agreement signed in 2016, Sanofi made a milestone payment of €2.0 million fully recognized in revenue as of June 30, 2023. This amount was received by the Company on July 21, 2023.